                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

I.       Manchester Development Corporation, a California corporation, d/b/a Orion Realty
         Group
         A.    Kensington Development Corporation, a California corporation, owned 90%; see
               III. H. 2 below
II.      Rocky Mountain Aviation, Inc., an Arizona corporation
III.     Fidelity National Title Insurance Company, an Arizona corporation, owned 99.9%;
         material subsidiaries:
         A.    Republic Title Insurance Agency, Inc., an Arizona corporation (inactive)
         B.    Fidelity National Title Company of El Paso, a Texas corporation
         C.    Western American Exchange Corporation, a California corporation
         D.    Fidelity National Title Insurance Company of Tennessee, a Tennessee
               corporation; material subsidiary:
               1. Title Services, Inc., a Tennessee corporation
         E.    Southern Title Holding Company, a Texas corporation (inactive)
         F.    Fidelity National Title Insurance Company of California, a California
               corporation; material subsidiaries:
               1. Western Financial Trust Company, a California corporation
               2. Kensington Development Corporation, a California corporation, owned 10%; see
               I.A. above
               3. Fidelity National Title Company of Northern California, a California
               corporation
         G.    Title Insurance Policy Co. of Pinal County, an Arizona corporation
         H.    Pacific American Property Exchange Corporation, a California corporation
               (inactive)
         I.    UTC Capital Group, Inc., a Texas corporation; subsidiaries:
               1. Dallas-Fidelity National Title Agency, Inc. a Texas corporation d/b/a
               Fidelity National Title Agency, Inc.
               2. LRT Record Services, Inc., a Texas corporation d/b/a Land Records of Texas
         J.    Fidelity National Tax Service, a California corporation
         K.    Fidelity National Company of California, a California corporation
IV.      Fidelity National Title Insurance Company of Pennsylvania, a Pennsylvania
         corporation, owned 99.9%; subsidiaries:
         A.    American Title Insurance Company, a Florida corporation; material subsidiaries:
               1. Amtitle Company, a California corporation (inactive)
               2. Gulf Stream Title Company of Miami, a Florida corporation (inactive)
               3. Settlement Network of Pennsylvania, a Pennsylvania corporation (inactive)
               4. American Title and Abstract Company, a Florida corporation (inactive)
               5. Miami Title and Abstract Company, a Florida corporation (inactive)
         B.    National Title Insurance Services, Inc., a North Carolina corporation
               (inactive)
         C.    Network Title Insurance Agencies of Florida, Inc. a Florida corporation
               (inactive)
V.       Western Pacific Property and Casualty Agency, Inc., an Arizona corporation
VI.      Lake Mortgage Corporation, an Arizona corporation (inactive)
VII.     Fidelity National Title Insurance Company Properties, a California corporation
VIII.    Rocky Mountain Printing Services, Inc. a California corporation

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

IX.      Fidelity Asset Management, Inc., a California corporation
X.       Fidelity Participation, Inc., an Arizona corporation
XI.      Nationwide Recording Service, a California corporation
XII.     Cal West Service Corporation, a California corporation
XIII.    Fidelity National Title Insurance Company of New York, a New York corporation
XIV.     Agency Sales and Posting, Inc., a California corporation
XV.      Arizona Sales and Posting, Inc., an Arizona corporation
XVI.     Pente Enterprises, Inc., a California corporation
XVII.    Rocky Mountain Support Services, Inc., an Arizona corporation; subsidiary:
         A.    ACS Systems, Inc., a California corporation
XVIII.   Fidelity National Title Company of Washington, a Washington corporation
XIX.     FNF Ventures, Inc., a California corporation
XX.      Fidelity National Title Company of California, a California corporation
XXI.     Fidelity National Title Company, a California corporation
XXII.    Fidelity National Title Insurance Agency of Coconino, Inc., an Arizona corporation
XXIII.   Fidelity National Title Agency, Inc., an Arizona corporation
XXIV.    Fidelity National Title Agency of Pinal County, Inc., an Arizona corporation
XXV.     Fidelity National Title Insurance Company of Oregon, an Oregon corporation
XXVI.    Fidelity National Title Agency of Nevada, Inc., a Nevada corporation
XXVII.   American Title Company, a California corporation